PROPOSED FINANCING

OF

PETRONATIONAL CORP.

By reading the information contained within this document, the recipient agrees with PetroNational Corp. (the "Company") to maintain in confidence such information, together with any other non-public information regarding the Company obtained from the Company or its agents during the course of the proposed financing. The Company has caused these materials to be delivered to you in reliance upon such agreement and upon Rules promulgated under Regulation FD by the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED TO SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT RELATING TO THE SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR (iii) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIRMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS IS AVAILABLE.

CONFIDENTIAL

SUMMARY OF OFFERING

          This Confidential Summary of Offering is not intended to be contractually binding, other than the section entitled “Confidential Information” and is subject in all respects (other than with respect to such section) to the execution of the Securities Purchase Agreement.

Issuer:	PetroNational Corp., a Nevada corporation (the “Company”).

Securities Offered:

Up to 500,000 Units of the Company’s securities. Each Unit shall consist of one (1) common share in the capital stock of the Company (the “Shares”), and one (1) share purchase warrant in the form attached to the Securities Purchase Agreement as Exhibit A (the “Warrants”). Each Warrant held will entitle the Investor to purchase one additional common share in the capital stock of the Company for a two-year period at an exercise price of $0.15 per share (the “Warrant Shares”) in accordance with the terms set forth in the Warrants (the “Offering”).

The Offering, subject to authorization from the Board of Directors of the Company, will be completed on a best efforts basis and subject to adjustment by the Company.

Purchase Price:	$0.10 per Unit.

Closing Date:

The Company and each Investor shall execute a Securities Purchase Agreement in substantially the form set forth herein. The closing of the Offering shall occur continuously as subscriptions and proceeds are received, and certificates representing the Shares shall be issued to the Investors and funds paid to the Company (the “Closing Date”). However, the Closing Date shall be no later than October 31, 2008, which may be extended by the Company at the sole discretion of the Company for a period of sixty (60) days.

Investor Qualifications:

Each Investor must be an “accredited investor” as defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and must represent and warrant to the Company that it is acquiring the Units for investment with no present intention of distributing any of the Units. The Securities Purchase Agreement contains other appropriate representations and warranties of the Investor to the Company.

Securities Certificates:

Certificates evidencing the Shares which are delivered to each Investor within seven days of each closing and will bear a restrictive legend stating that such securities have been sold pursuant to the Securities Purchase Agreement and that the shares may not be resold except as permitted under the Securities Act pursuant to a Registration Statement that has been declared effective or an exemption therefrom, and may be resold subject to certain limitations and procedures agreed to in the Securities Purchase Agreement.

Warrants will be exercisable for a period of two (2) years after the

i

Warrants:	date of grant and will be issued in the form attached as Exhibit A to the Securities Purchase Agreement and shall be delivered to each Investor within seven days of each closing.

Indemnification:	By executing the Securities Purchase Agreement, each Investor will agree to indemnify the Company against certain liabilities.

Risk Factors:

The securities offered hereby involve a high degree of risk. Each Investor must read the disclosure relating to the risks affecting the Company as set forth in Annex II of the Securities Purchase Agreement, in addition to, documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended.

Nasdaq OTC Bulletin Board Symbol:	PTNL

Confidential Information:

The recipient of this Confidential Summary of Terms and Conditions and the materials attached hereto agrees with the Company to maintain in confidence this disclosed information, together with any other non- public information regarding the Company obtained from the Company, or its agents during the course of the proposed Offering. The Company has caused these materials to be delivered to you in reliance upon such agreement and upon Rules promulgated by the SEC pursuant to Regulation FD.

ii

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

A.      Complete the following items in the Securities Purchase Agreement:

          1.      Provide the information regarding the Investor requested on the Signature Page to the Securities Purchase Agreement. Please submit a separate Securities Purchase Agreement for each individual fund/entity that will hold the Shares. The Securities Purchase Agreement must be executed by an individual authorized to bind the Investor.

          2.      Return the signed Securities Purchase Agreement by fax and send the original signed Securities Purchase Agreement by overnight mail to:

PetroNational Corp.
225 Marine Drive, Suite 210
Blaine, Washington, USA, 98230
Attn: G. Leigh Lyons
Phone:   (360) 332-0905
Fax:        (360) 332-2704

An executed original Securities Purchase Agreement or a fax thereof must be received by 2:00 p.m. Pacific Daylight Time on a date to be determined and distributed to the Investor.

B.      Funds for the purchase of Units should be sent via wire transfer to:

     Bank Account: _______________
                                 _______________
                                 Blaine, WA 98230
                                 Tel: (360) 332-5711

Account Name:      PetroNational Corp.
Account:                 ________________
ABA:                       ________________
Swift:                       ________________

SECURITIES PURCHASE AGREEMENT
(Signature Page)

PetroNational Corp.
225 Marine Drive, Suite 210
Blaine, Washington
USA, 98230

Ladies & Gentlemen:

          The undersigned (the “Investor”), hereby confirms its agreement with you as follows:

1.      This Securities Purchase Agreement, including the Terms and Conditions set forth in Annex I (the "Terms and Conditions"), the Risk Factors set forth in Annex II (the "Risk Factors"), and exhibits, which are all attached hereto and incorporated herein by reference as if fully set forth herein (the “Agreement”), is made as of the date set forth below between PetroNational Corp., a Nevada corporation (the “Company”), and the Investor.

2.      The Company has authorized the sale and issuance of up to 500,000 Units of the Company securities to certain investors in a private placement (the “Offering”). Each Unit consists of one (1) common share in the capital stock of the company with a par value of $0.001 per share (the "Shares") and one (1) share purchase warrant in the form attached to the Securities Purchase Agreement as Exhibit A (the “Warrants”). Each Warrant held will entitle the Investor to purchase one additional common share in the capital stock of the Company for a two-year period at an exercise price of $0.15 per share (the “Warrant Shares”) in accordance with the terms set forth in the Warrants (the “Offering”).

3.      Pursuant to the Terms and Conditions, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ______________________ Units, for a purchase price of $0.10 per Unit, for an aggregate purchase price of $_____________________, consisting of __________________ Shares and ___________________ Warrants to purchase shares of common stock of the Company. Unless otherwise requested by the Investor, certificates representing the Common Stock purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4.      The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:

____________________________________________________________________________________________.
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

          Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Date: ___________________ , 2008
Investor (if corporation)

Investor Authorized Signature

Signatory Name – Please Print

Signatory Title

Address

Address

Tax ID Number

Contact Name

Contact Phone Number

AGREED AND ACCEPTED:

PETRONATIONAL CORP.

_______________________________________________
Per: Gregory Leigh Lyons, President

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

Investment in the Company involves a high degree of risk. Each Investor should carefully consider the risk factors set forth in Annex II in addition to the other information set forth in this Annex I before purchasing shares of the Company's Common Stock.

          1.      Authorization and Sale of the Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to 500,000 units of the Company’s securities at $0.10 per share of common stock (the "Offering"). Each Unit shall consist of one (1) common share in the capital stock of the Company (the “Shares”), and one (1) share purchase warrant (the “Warrants”). Each Warrant held will entitle the Investor to purchase one additional common share in the capital stock of the Company for a two-year period at an exercise price of $0.15 per share (the “Warrant Shares”) in accordance with the terms set forth in the Warrants. The Company reserves the right to increase or decrease this number.

          2.      Agreement to Sell and Purchase the Units.

                    2.1      At each Closing (as defined in Section 3 of this Annex I), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Units, if applicable, set forth in Section 3 of the Signature Page to the Securities Purchase Agreement at the purchase price set forth thereon.

                    2.2      The Company may enter into the same form of Securities Purchase Agreement ("Agreements"), including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of Units to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors.”

          3.      Delivery of the Shares at Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur at the offices of the Company counsel upon receipt of cleared funds and fully executed documents for the purchase of the Units on each date set by the Company, provided that a closing shall occur no later than October 31, 2008, which date may be extended by the Company at the sole discretion of the Company for a period of sixty (60) days. Within seven (7) days after each Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares and a Warrant representing the number of shares of common stock as set forth in Section 3 of the Signature Page to the Securities Purchase Agreement, each such certificate, certificates or warrant to be registered in the name of the Investor, as set forth in Section 3 of the Signature Page to the Securities Purchase Agreement.

          The Company’s obligation to issue the Shares and Warrants to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Units being purchased hereunder as set forth in Section 3 of Signature Page to the Securities Purchase Agreement; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

          The Investor’s obligation to purchase the Units shall be subject to the following conditions, any one or more of which may be waived by the Investor: (1) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects and (2) the Investor shall have received such documents as such Investor shall reasonably have requested in connection with its due diligence.

          4.      Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                    4.1      Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently contemplated and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                    4.2      Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreement, and the Agreement has been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreement of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Units. The Shares and the shares of Common Stock of the Company issuable upon exercise of the Warrants (the “Warrant Shares”) being purchased by the Investor hereunder will, upon issuance and payment therefore pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and non-assessable.

                    4.3      Non-Contravention. The execution and delivery of the Agreement, the issuance and sale of the Units under the Agreement, the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject.

                    4.4      Capitalization. As of June 30, 2008 there were 112,817,254 shares of the Company's common stock issued and outstanding. The Company has no other securities outstanding and the Company has not issued any capital stock since that date. Except as set forth herein or contemplated by documents filed by the Company with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof (the Exchange Act Documents), there are no other outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.

                    4.5      Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business or property of the Company is subject that is not disclosed in the Exchange Act Documents.

                    4.6      No Violations. The Company is not in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.

5.      Representations, Warranties and Covenants of the Investor.

                    5.1      The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Units; (ii) ) the Investor has carefully read and fully understands the risks involved with an investment in the Company including, without limitation, the risks identified on Annex II, attached hereto, (iii) the Investor is acquiring the number of Units set forth in Section 3 of the Signature Page to the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Units or any arrangement or understanding with any other persons regarding the distribution of such Units; (iv) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Units except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (v) all of the representations made by the Investor are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (vi) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; and (vii) the Investor has, in connection with its decision to purchase the number of Units set forth in Section 3 of the Signature Page to the Securities Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Units, Shares and Warrant Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the Investor.

                    5.2      The Investor acknowledges that it has had access to the Exchange Act Documents and has carefully reviewed the same. The Investor further acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of this Agreement and the business and financial condition of the Company, and the Investor has received to its satisfaction, such information about the business and financial condition of the Company and the terms and conditions of the Agreement as it has requested. The Investor has carefully considered the potential risks relating to the Company and a purchase of the Units, and fully understands that the Units are speculative investments, which involve a high degree of risk of loss of the Investor’s entire investment. Among others, the undersigned has carefully considered each of the risks identified under the caption “Risk Factors” in the Exchange Act Documents and Annex II.

                    5.3      The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issuance of the Units, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Units, Shares, Warrants or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                    5.4      The Investor hereby covenants with the Company not to make any sale of the Units, Shares, Warrants or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The overall commitment of the Investor to investments, which are not readily marketable, is not excessive in view of the Investor’s net worth and financial circumstances, and any purchase of the Units will not cause such commitment to become excessive. The Investor is able to bear the economic risk of an investment in the Units.

                    5.5      The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                    5.6      Investor will not use any of the restricted Shares or Warrant Shares acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

                    5.7      The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

                     5.8      Information Available. A copy of the Company Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and Information Statements are available on the SEC's website at www.sec.gov (the "SEC Filings").

          6.      Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

PetroNational Corp.
225 Marine Drive, Suite 210
Blaine, Washington
USA, 98230
Attn: G. Leigh Lyons, President
Fax: (360) 332-2704

(b)	if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

          7.      Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

          8.      Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          9.      Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          10.      Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without giving effect to the principles of conflicts of law.

          11.      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

          12.      Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares and Warrant Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares or Warrant Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

          13.      Confidential Information. The Investor represents to the Company that, at all times during the Company’s offering of the Units, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information and shall not use such information for any purpose other than to evaluate the purchase of the Units until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

ANNEX II

RISK FACTORS

You should carefully consider the risks we describe below before deciding to invest in the Units. Our business and financial condition could be affected materially and adversely by any of the risks discussed below and any others not foreseen. This discussion contains forward-looking statements.

          We are subject to complex laws and regulations relating to environmental protection that can adversely affect the cost, manner and feasibility of doing business. Oil and gas operations and properties are subject to numerous federal, state and local laws and regulations relating to environmental protection from the time oil and gas projects commence until abandonment. These laws and regulations govern, among other things:

  the amounts and types of substances and materials that may be released into the environment;

  the issuance of permits in connection with exploration, drilling and production activities;

  the release of emissions into the atmosphere;

  the discharge and disposition of generated waste materials;

  offshore oil and gas operations;

  the reclamation and abandonment of wells and facility sites; and

  the remediation of contaminated sites.

           In addition, these laws and regulations may impose substantial liabilities for our failure to comply with them or for any contamination resulting from our operations. Although we believe that our operations generally comply with applicable laws and regulations, failure to comply could result in the suspension or termination of our operations and subject us to administrative, civil and criminal penalties. Further, these laws and regulations could change in ways that substantially increase our costs. Any of these liabilities, penalties, suspensions, terminations or regulatory changes could make it more expensive for us to conduct our business or cause us to limit or curtail some of our operations.

          We may not be insured against all of the operating risks to which our business is exposed. Our business is subject to all of the operating risks normally associated with the exploration for and production of oil and gas, including blowouts, cratering and fire, any of which could result in damage to, or destruction of, oil and gas wells or formations or production facilities and other property and injury to persons. As protection against financial loss resulting from these operating hazards, we maintain insurance coverage. However, we are not fully insured against all risks in all aspects of our business, such as political risk, business interruption risk and risk of major terrorist attacks. The occurrence of a significant event against which we are not fully insured could have a material adverse effect on our financial position.

          Our drilling activities may not be productive. Drilling for oil and gas involves numerous risks, including the risk that we will not encounter commercially productive oil or gas reservoirs. The costs of drilling, completing and operating wells are often uncertain, and drilling operations may be curtailed, delayed or canceled as a result of a variety of factors, including:

  unexpected drilling conditions;

  pressure or irregularities in formations;

  equipment failures or accidents;

  fires, explosions, blow-outs and surface cratering;

  marine risks such as capsizing, collisions and hurricanes;

  other adverse weather conditions; and

  shortages or delays in the delivery of equipment.

          Certain of our future drilling activities may not be successful and, if unsuccessful, this failure could have an adverse effect on our future results of operations and financial condition. While all drilling, whether developmental or exploratory, involves these risks, exploratory drilling involves greater risks of dry holes or failure to find commercial quantities of hydrocarbons.

          Repercussions from terrorist activities or armed conflict could harm our business. Terrorist activities, anti-terrorist efforts and other armed conflict involving the United States or its interests abroad may adversely affect the United States and global economies and could prevent us from meeting our financial and other obligations. If events of this nature occur and persist, the attendant political instability and societal disruption could reduce overall demand for oil and natural gas, potentially putting downward pressure on prevailing oil and natural gas prices and causing a reduction in our revenues. Oil and natural gas production facilities, transportation systems and storage facilities could be direct targets of terrorist attacks, and our operations could be adversely impacted if infrastructure integral to our operations is destroyed or damaged by such an attack. Costs for insurance and other security may increase as a result of these threats, and some insurance coverage may become more difficult to obtain, if available at all.

          The loss of key members of our management team, or difficulty attracting and retaining experienced technical personnel, could reduce our competitiveness and prospects for future success. The successful implementation of our strategies and handling of other issues integral to our future success will depend, in part, on our experienced management team. The loss of key members of our management team could have an adverse effect on our business. We do not carry key man insurance. Our exploratory drilling success and the success of other activities integral to our operations will depend, in part, on our ability to attract and retain experienced explorationists, engineers and other professionals. Competition for such professionals is extremely intense. If we cannot retain our technical personnel or attract additional experienced technical personnel, our ability to compete could be harmed.

          Competition in the oil and natural gas industry is intense, and some of our competitors have greater financial, technological and other resources than we have. We operate in the highly competitive areas of oil and natural gas acquisition, development, exploitation, exploration and production. The oil and natural gas industry is characterized by rapid and significant technological advancements and introductions of new products and services using new technologies. We face intense competition from independent, technology-driven companies as well as from both major and other independent oil and natural gas companies in each of the following areas:

  seeking to acquire desirable producing properties or new leases for future exploration;

  marketing our oil and natural gas production;

  integrating new technologies; and

  seeking to acquire the equipment and expertise necessary to develop and operate our properties.

          Some of our competitors have financial, technological and other resources substantially greater than ours, and some of them are fully integrated oil companies. These companies may be able to pay more for development prospects and productive oil and natural gas properties and may be able to define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. Further, these companies may enjoy technological advantages and may be able to implement new technologies more rapidly than we can. Our ability to acquire, develop and exploit oil and natural gas properties will depend upon our ability to successfully conduct operations, implement advanced technologies, evaluate and select suitable properties and consummate transactions in this highly competitive environment.

          We may need additional capital to achieve the objectives of our current business strategy. There is no assurance that we will obtain the additional capital required to successfully complete our business plan. Our inability to obtain such financing may have such a material adverse effect on our business or prospects, any of which could jeopardize an investment in our securities.

          We have made no representations or recommendations to the Investor concerning whether the purchase of the Units is a suitable investment for the Investor. The Investor has the sole responsibility for determining whether this investment is suitable for the Investor. We are not responsible to the Investor for making any such determination.

          The offer and sale of the Units are not underwritten by or being offered through investment bankers or underwriters. There has not been an independent review of matters covered in the Securities Purchase Agreement by any such professionals or other professionals. The Investor must rely solely upon their own investigation and analysis of the risks in making this investment decision.

          Following this Offering and subsequent registration for resale, a significant number of shares of our common stock will become available for sale and their sale could depress our common stock price. Further, no assurances can be given that we will not issue additional securities which will have the effect of diluting the equity interest of Investor. Moreover, sales of a substantial number of shares of our common stock in the public market after the transaction contemplated by the Securities Purchase Agreement could adversely affect the market price of our common stock and make it more difficult for us to sell shares of our common stock at times and prices that we determine to be appropriate.

          There is a limited public market for our common stock, and trading prices of our common stock may be volatile. Our common stock is currently traded on the Nasdaq OTC Bulletin Board and trading volume has been low. We can give no assurance that an active trading market for our common stock will develop, or if one develops, that trading will continue.

          The price of the Shares and Warrant Shares has been determined by the board of directors after considering the amount of capital to be raised, similar transactions and the risk factors set forth herein, and does not directly correlate to market price, our operations or other financial information. No assurances can be given that in the future we will not offer equity or debt instruments with purchase prices or conversion rates similar or less than the price of the Shares or Warrant Shares contained herein.

          We may be subject to Penny Stock Rules. SEC rules require a broker-dealer to provide certain information to purchasers of securities traded at less than $5.00, which are not traded on a national securities exchange or quoted on the Nasdaq Stock Market. Since the Nasdaq OTC Bulletin Board is not considered an "exchange," if the trading price of our common stock remains less than $5.00 per share, our common stock will be considered a "penny stock," and trading in our common stock will be subject to the requirements of Rules 15g-9015g-9 under the Securities Exchange Act of 1934 (the "Penny Stock Rules"). The Penny Stock Rules require a broker-dealer to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also give bid and offer quotations and broker and salesperson compensation information to the prospective investor orally or in writing before or with the confirmation of the transaction. In addition, the Penny Stock Rules require a broker-dealer to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction before a transaction in a penny stock. These requirements may severely limit the liquidity of securities in the secondary market because few broker-dealers may be likely to undertake these compliance activities. Therefore, unless an exemption is available from the Penny Stock Rules, the disclosure requirements under the Penny Stock Rules may have the effect of reducing trading activity in our common stock, which may make it more difficult for investors to sell.

          The Shares and Warrant Shares are not and will not be registered under the Securities Act of 1933 (the "Securities Act") nor under any state securities laws by reason of specific exemptions under the provisions of the Securities Act and applicable state securities laws. The Shares and Warrant Shares are, and will be, deemed "restricted Shares" and may not be sold, transferred or otherwise disposed of without an effective registration statement under the Securities Act or an exemption therefrom.

          We have never paid any cash dividends on our common stock and may not pay cash dividends in the future. Instead, we intend to apply earnings to the expansion, development and growth of our business. Thus, the liquidity of your investment is dependent upon your ability to sell stock at an acceptable price. The price may go down as well as up and may limit your ability to realize any value from your investment, including the initial purchase price.

EXHIBIT A